Exhibit 32.2
Certification of the Co-Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of The Carlyle Group L.P. (the “Company”) on Form 10-Q for the quarter ended March 31, 2018 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kewsong Lee, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kewsong Lee
Kewsong Lee
Co-Chief Executive Officer
Carlyle Group Management L.L.C.
Date: May 1, 2018

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.